UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 Form 8-K

 CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 4, 2019

DAVITA INC.
(Exact name of registrant as specified in its charter)

DE	1-14106	51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 16th Street
Denver,	CO	80202
(Address of principal executive offices including Zip Code)

(720) 631-2100
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☑Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.001 par value	DVA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On November 4, 2019, the independent members of the Board of Directors of DaVita Inc. (the “Company”) unanimously approved an award of 2,500,000 premium-priced stock-settled stock appreciation rights (the “Premium-Priced Award”) to Javier Rodriguez, the Company’s Chief Executive Officer (“CEO”). The Premium-Priced Award is in lieu of any other long-term incentive awards for the next five years, as the Company does not intend to grant any additional equity awards to Mr. Rodriguez for five years following the date of grant of the Premium-Priced Award. The independent members of the Board of Directors also approved an amendment to the DaVita Inc. 2011 Incentive Award Plan, as amended and restated (the “2011 Incentive Plan,” and such proposed amendment, the “Amendment”), to permit the grant. The Amendment, which would allow the grant of the Premium-Priced Award, is contingent upon the approval of the Company’s stockholders. The Company expects to call a special meeting of the Company’s stockholders in early 2020 to seek such approval.
The Premium-Priced Award would be granted under the 2011 Incentive Plan, which currently provides that the maximum aggregate number of shares with respect to one or more awards that may be granted to any one person during any consecutive 12 month period is 2,250,000. If approved by the Company’s stockholders, the Amendment would allow the 2,500,000 grant to Mr. Rodriguez under the 2011 Incentive Plan.
The base price of the Premium-Priced Award is $67.80 per share (the “Base Price”). The Base Price is a 56% premium to the price of $43.42 per share, the closing price of the Company’s stock on the New York Stock Exchange on the day before Mr. Rodriguez assumed the role of CEO and a 20% premium to the price of $56.50 per share at which the Company purchased shares in its tender offer that closed on August 22, 2019. The Premium-Priced Award will vest 50% on the three-year anniversary of the grant date and 50% on the four-year anniversary of the grant date and the term of the Premium-Priced Award is five years. Mr. Rodriguez also will be required to hold any gain shares he receives from this grant until the five-year anniversary of the grant date. Compensation under this grant will only be realized if the Company’s stock price appreciates above the $67.80 base price over the term of the award.
In connection with the transition to a new CEO in 2019 and leading up to the decision to grant the Premium-Priced Award to Mr. Rodriguez, the Company and Board of Directors received and proactively sought feedback from the Company’s largest stockholders on the current structure of the executive compensation program. Following stockholder engagement, the independent Compensation Committee of the Board of Directors, in consultation with its independent compensation consultant, evaluated a number of alternatives to restructure compensation for Mr. Rodriguez in a way that continues to closely align him with Company and stock performance, particularly over the longer-term. They concluded that the Premium-Priced Award is closely aligned with long-term value creation at the Company as it is subject to a multi-year vesting period and contingent on significant stock price appreciation. Among the investors who provided input on the executive compensation program was Berkshire Hathaway, the Company’s largest stockholder, who has indicated support for the Premium-Priced Award and its intention to vote in favor of the Amendment.
A copy of certain Questions & Answers Related to the Premium-Priced Award is attached as Exhibit 99.1 to this report.
Other Information
The Company plans to file with the Securities and Exchange Commission (the “SEC”), and furnish to its stockholders, a proxy statement in connection with the Amendment which would allow the grant of the Premium-Priced Award (the “Proxy Statement”) to be voted upon at a special meeting of stockholders. The Proxy Statement will contain important information about the Premium-Priced Award, the Amendment and related matters. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE AMENDMENT AND THE PREMIUM-PRICED AWARD. Stockholders will be able to obtain free copies of these documents and other documents filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov. In addition, stockholders will be able to obtain free copies of these documents from the Company by contacting the Company’s Investor Relations department by telephone at (310) 536-2585, or by going to the Company’s Investor Relations page on its website at investors.davita.com.
Participants in the Solicitation
The directors and executive officers of the Company will be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Amendment which would allow the grant of the Premium-Priced Award. Information regarding the direct and indirect interests, by security holdings or otherwise of the Company’s directors and executive officers is set forth in the Company’s definitive proxy statement for the 2019 Annual Meeting of Stockholders filed with the SEC on April 29, 2019. To the extent that such participants’ holdings in the Company’s securities have changed since the amounts described in the definitive proxy statement for the Company’s 2019 Annual Meeting of Stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3, Statements of Change in Ownership on Form 4 or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5 filed with the SEC. These documents can be found on the SEC’s website at www.sec.gov or the Company’s website at investors.davita.com. Updated information regarding the identities of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement.
Forward-Looking Statements
Certain statements in this report and the exhibit hereto, including statements regarding future plans of the Company, are forward-looking statements that are subject to risks and uncertainties. These forward-looking statements are based on management’s current expectations. Various important factors could cause actual results to differ materially, including the risks identified in our SEC filings. The Company disclaims any obligation to update any forward-looking statement contained in this report and the exhibit hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Questions & Answers Related to the Premium-Priced Award, dated November 4, 2019.
104.0	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA INC.

Date: November 4, 2019	By:	/s/ Joel Ackerman
Joel Ackerman
Chief Financial Officer and Treasurer